Exhibit 10.20

RESEARCH AND DEVELOPMENT COLLABORATION AGREEMENT

This Research and Development Collaboration Agreement (the “Agreement”) dated as of 14 December 2021, is made by and between:

(1)	TeleSign Corporation, a corporation organised and existing under the laws of California (USA), having its registered office at 13274 Fiji Way, Suite 600, Marina del Rey, CA 90292 registered with State of California under number C2716106 (“TeleSign”); and

(2)	Proximus SA de droit public/NV van publiek recht, a limited liability company (société anonyme/naamloze vennootschap) organised and existing under the laws of Belgium, having its registered office at Koning Albert II-laan 27, 1030 Brussels, Belgium, registered with the Register of Legal Entities (Brussels) under number 0202.239.951 (“Proximus”).

In the presence of, for acknowledgment purposes:

(3)	SFPI SA d’intérêt public/FPIM NV van openbaar nut, a limited liability company of public interest organised and existing under the laws of Belgium, having its registered office at, registered with the Register of Legal Entities (Brussels) under number 0253.445.063 (“SFPI/FPIM”).

TeleSign and Proximus are hereafter referred to as the “Parties” and each a “Party”.

WHEREAS:

(A)	On or around the date of this Agreement, a Business Combination Agreement (as amended and/or restated from time to time), will be entered into by and among BICS SA, a Belgian limited liability company, Torino Holding Corp., a Delaware corporation, North Atlantic Acquisition Corporation, a Cayman Islands exempted company(“NAAC”) and certain other parties affiliated with NAAC (the “BCA”).

(B)	Proximus and its affiliates play a leading role in the connectivity and digital solutions of many citizens and companies in Belgium and around the globe. Proximus has accumulated an expertise in artificial intelligence (“AI”) and cybersecurity; an expertise it wishes to further develop as a Belgium innovation hub supporting its internal needs as well as the needs of its affiliates.

(C)	By connecting communities and investing in digitization, the Proximus Group creates opportunities and helps transforming ideas into innovation, a role Proximus wishes to expand beyond its own group, in support of other areas of Belgian society. Hereto, Proximus intends to set the Proximus Innovation Hub (as defined below).

(D)	TeleSign is active in authentication and mobile identity with a particular focus on fraud prevention and securing digital transactions, with a growing international ambition outside of the US. TeleSign has a growing R&D activity which today is essentially located in the US and Serbia. Going forward and supportive of its innovative roadmap and its international expansion outside of the US, TeleSign plans to focus some of its expansion plan in Belgium with a focus on R&D activity.

(E)	In the framework of the BCA, the Parties have agreed that TeleSign will source some of its research and development with Proximus leveraging the latter’s center of excellence in AI and cybersecurity.

Now, therefore, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, and subject to the Condition Precedent, the Parties agree as follows:

1	Definitions and Interpretation

1.1.1	As used herein, the following terms shall have the respective meanings set forth below:

“Affiliated Company” means an affiliated company (“verbonden vennootschap”) as defined in Article 1:20 of the Belgian Companies and Associations Code;

“Agreement” means this Research and Development Collaboration Agreement;

“AI” has the meaning given to it in Recital (B);

“BCA” has the meaning given to it in Recital (A);

“Condition Precedent” has the meaning given to it in Clause 3;

“Proximus Group” means Proximus and its Affiliated Companies; and

“Proximus Innovation Hub” has the meaning given to it in Clause 2.1.2.

1.1.2	The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever this Agreement uses “it”, “its” or derivations thereof to refer to a natural person, such references shall be deemed references to “her”, “him” or “his”, as applicable.

2	Proximus and TeleSign R&D collaboration in Belgium

2.1	Proximus Innovation Hub

2.1.1	Proximus currently has an AI center of excellence that serves the internal AI needs of its business units, with application areas ranging from customer value management, network monitoring and design, and energy management to process efficiency. Proximus has furthermore developed a strong cybersecurity capability to protect its critical infrastructure and the data of its customers, while complying with an increasingly stringent legal framework.

2.1.2	Proximus is in the process of creating a new high-tech legal entity, fully owned and controlled by Proximus, combining AI and cybersecurity expertise (hereafter the ”Proximus Innovation Hub”). The Proximus Innovation Hub will cluster an existing pool of *** highly qualified full time equivalent experts employed by Proximus. Proximus has the intention to expand this population to a Belgian employed population of *** full time equivalent high tech professionals over a 3 years’ period.

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2.1.3	The future ambition of the Proximus Innovation Hub is threefold:

(i)	Leverage existing AI and cybersecurity talents and expertise within the broader Proximus Group, enabling state-of-the art digital and international companies such as TeleSign to further enhance its products and services, launch and develop new use cases and fuel their growth both in Belgium and internationally.

(ii)	By establishing an independent legal entity, (i) be recognized as a reference center of excellence in Europe in the AI and cybersecurity domains, (ii) build strong collaborations and partnerships with universities and research institutes and (iii) attract, train and retain highly skilled local talent.

By continuously focusing on capability building of both people and technology and a cross-pollination between the Proximus Group, its ecosystem and other collaborators, the Proximus Innovation Hub will be able to attract the best talent to work on the most exciting challenges of today’s rapidly digitizing world.

Within this context, the Proximus Innovation Hub will promote technology education and establish collaboration with universities and secondary schools through lectures, hackathons, internships, etc. It will also drive collaboration and exchange of expertise in the AI and cybersecurity domains, for instance by steering the Cyber Security Coalition and leading international cooperation through ETIS (European platform of Telcos).

(iii)	Use and make available its digital, AI and cybersecurity competencies to do good for Belgian society. Proximus and TeleSign see plenty of opportunities to leverage their expertise to enhance digital penetration within society, use data analytics in service of humanity, better safeguard people’s privacy and prevent fraud and malicious activity in several fields of application.

2.2	Societal impact through a culture of co-creation.

2.2.1	Through the Proximus Innovation Hub, Proximus wishes to create a center of excellence, aiming to:

(i)	play a leading role in the field of AI and cybersecurity;

(ii)	help create innovative solutions and positively contributing to develop the Belgian ecosystem, incl. research institutes and universities; and

(iii)	do good for society, by positively contributing to initiatives of digital inclusion and digital society,

by making available its digital, AI and cybersecurity capabilities with a dedicated team of *** of its total team employed, solely on sustainable initiatives benefitting the Belgian society.

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2.2.2	The Proximus Innovation Hub will operate as a new legal entity operating in a high-tech start-up environment, with values of co-creation, inclusion, collaboration, empowerment, and transparency. It will introduce attractive and competitive human resource practices focused on the AI/cybersecurity community.

2.2.3	Physical location of the employees of the Proximus Innovation Hub will at the l be the Proximus’ headquarter premises in Brussels *** fit to host the growing Proximus Innovation Hub’s population over time.

2.3	TeleSign collaboration with Proximus Innovation Hub in Belgium to support its growth plans

2.3.1	Aligning with its future growth plans consistent with its international expansion outside of the US, TeleSign intents, based on its current business plan, to spend €25M – €30M over the next 5 years as investment in Belgium with a focus on R&D activity ***.

2.3.2	TeleSign’s investment in Belgium will progressively increase by gradually shifting part of its R&D activity to Belgium, through (i) growing its Belgian located headcount and (ii) collaborating closely with the *** for the further development of its roadmap.

The following growth of FTE is expected as Belgium-based headcount supporting TeleSign:

Year	2022	2023	2024	2025	2026
# FTEs	***	***	***	***	***

2.4	Collaboration with national authorities in the fight against fraud & Cyber criminality and ***.

The Proximus Innovation Hub, leveraging its expertise, and TeleSign, building on its score and authentication capabilities, express the intention to reinforce collaboration with the Belgian national authorities where useful, including with the Centre for Cyber Security Belgium to:

2.4.1	help fight against fraud and cyber criminality, and

2.4.2	to support *** in enhancing its digital authentication solution by building an advanced identity scoring mechanism leveraging AI to secure not only onboarding but also the account lifecycle and Itsme secured transactions, providing advanced early detection support.

3	Condition Precedent

3.1.1	The obligations of the Parties under this Agreement are subject to closing of the transactions between BICS SA, Torino Holding Corp., NAAC and certain other parties affiliated with NAAC pursuant to and as defined in the BCA (the “Condition Precedent”).

3.1.2	The Condition Precedent is for the benefit of Proximus only and may be waived by Proximus at its sole discretion by giving written notice to TeleSign (a copy of which will also be sent to SFPI/FPIM for information purposes).

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3.1.3	Notwithstanding Article 1179 of the old Belgian Civil Code (Burgerlijk Wetboek/Code Civil), the satisfaction of the Condition Precedent shall have no retroactive effect.

4	Miscellaneous

4.1	Entire Agreement

This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.

4.2	Assignment and Amendments

4.2.1	This Agreement shall not be assigned (whether pursuant to a sale, a contribution, a donation or any other transaction, including the sale or contribution of a division (“bedrijfstak”) or of a business as a whole (“algemeenheid”), a merger or a split, by operation of law or otherwise) by any Party without the prior express written consent of the other parties hereto.

4.2.2	This Agreement may be amended in writing by all Parties hereto by an instrument in writing signed by each of the Parties hereto, a copy of which will be sent to SFPI/FPIM for information purposes.

4.3	Further Assurances

Each of the Parties agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by the other Party.

4.4	Parties in Interest

This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

4.5	Counterparts

4.5.1	This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

4.5.2	Advanced electronic signatures which comply with the requirements of European Union Regulation (EU) No 910/2014 shall constitute original signatures and shall have the same probative value as handwritten signatures between the parties.

4.6	Severability

4.6.1	If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, then such provision or part of it shall be deemed not to form part of this Agreement, and all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.

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4.6.2	Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the obligations of the parties be consummated as originally contemplated to the fullest extent possible.

4.6.3	If the invalid, illegal or unenforceable provision affects the entire nature of this Agreement and if the Parties are unable to reach an agreement on such replacement provision within thirty (30) days following the start of the negotiations, then any Party shall have the right to terminate the Agreement by giving fifteen (15) days’ advance notice to the other Party.

4.7	Governing Law and Jurisdiction

4.7.1	This Agreement shall be governed by, and construed in accordance with, the laws of Belgium (without application of the conflict of law rules thereunder).

4.7.2	The courts of Brussels shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to non-contractual obligations arising out of or in connection with this Agreement).

4.7.3	Each Party irrevocably waives any objection to the jurisdiction of any court in which proceedings are, whether on grounds of inconvenient forum or otherwise, as regards proceedings arising out of or in connection with this Agreement, and further irrevocably agrees that a judgement or order of any such court shall be conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

4.8	Notices

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.8):

4.8.1	if to TeleSign:

TeleSign Corporation
***
Attention: ***
Email: ***

4.8.2	if to Proximus:

Proximus SA/NV
***

Attention: ***
Email: ***

Attention: ***
Email: ***

4.8.3	if to SFPI/FPIM :

SFPI SA

***

Attention: ***
Email: ***

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4.9	No Partnership, Agency or Joint Venture

4.9.1	This Agreement is intended to create a contractual relationship between the Parties and nothing contained herein is intended to create, and does not create, any agency, partnership, joint venture or any like relationship between or among any of the Parties.

4.9.2	Without in any way limiting the rights or obligations of any Party under this Agreement:

(i)	no Party is by virtue of this Agreement authorized as an agent, employee or legal representative of any other Party;

(ii)	no Party shall have the power by virtue of this Agreement to control the activities and operations of any other; and

(iii)	no Party shall have any power or authority by virtue of this Agreement to bind or commit any other Party,

[Signature Page Follows]

TeleSign Corporation – Confidential	Page 7

IN WITNESS WHEREOF, the Parties and SFPI/FPIM have executed this Agreement on the date first written above in three (3) originals, each of Proximus, TeleSign and SFPI/FPIM confirming it has received its own original.

TELESIGN CORPORATION

By:	***
Name:	***
Title:	***

PROXIMUS NV/SA

By:	***
Name:	***
Title:	***

For acknowledgement:

FPIM/SFPI NV/SA

By:	***
Name:	***
Title:	***

By:	***
Name:	***
Title:	***

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